UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2012

Energizer Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

533 Maryville University Drive

St. Louis, Missouri 63141

(Address of principal executive offices)

Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 13, 2012, Energizer Holdings, Inc. (the “Company”) participated in the Morgan Stanley Global Consumer and Retail Conference. Pursuant to Item 7.01, “Regulation FD Disclosure,” the Company is furnishing on this Form 8-K a series of slides referenced in the Company’s remarks at the conference. Presentation slides are also posted on the Company’s website.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1     Presentation Slides provided by Energizer Holdings, Inc. dated November 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:	/s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 13, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Presentation Slides provided by Energizer Holdings, Inc. dated November 13, 2012.